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                                                         Exhibit No. 10(i)(b)(i)





CAUTION: THIS FORM IS ONLY FOR USE BY RESIDENTS OF AL, NJ AND VA. RESIDENTS OF AK, DC, HI, ID, MT, NE, NM, ND, RI, SD, TN, UT, VT, WA, AND WY ARE NOT PERMITTED TO PURCHASE SHARES IN THIS OFFERING. RESIDENTS OF ALL OTHER STATES MUST USE A DIFFERENT FORM.






                                 INSTRUCTIONS TO
                   ACCREDITED INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                             FANZ ENTERPRISES, INC.

          Persons interested in purchasing shares of Common Stock, $.01 par value per share, ("Shares") of FanZ Enterprises, Inc. (the "Company") must :

          1. FULLY complete and sign the attached Subscription Agreement (the "Agreement");

                    PLEASE COMPETE THE ENTIRE FORM. INCOMPLETE FORMS WILL BE RETURNED TO YOU.

          2. Include a check made payable to "FIRSTAR BANK, N.A., ESCROW ACCOUNT FOR FANZ ENTERPRISES, INC." (Please note the minimum amount of $250.00.)

          3.   Send the completed and signed AGREEMENT AND CHECK to:

                             FanZ Enterprises, Inc.
                             5419 Cayman Drive
                             Carmel, IN  46033

         If and when accepted by the Company, the Agreement shall constitute a subscription for Shares of the Company. THE MINIMUM INVESTMENT IS $250.00 (25 SHARES).

         The Company reserves the right to reject in its entirety any subscription that is tendered or to allocate to any prospective purchaser a smaller number of Shares than the prospective purchaser has subscribed to purchase. In such event, the Company will return to you the Agreement, your payment (or a pro rata portion of your payment, if subscription is rejected only in part), with interest if your check or funds are deposited in the escrow account.

         A copy of the accepted Agreement will be returned to you as your receipt, and a stock certificate will be issued to you shortly thereafter.


                    PLEASE COMPLETE AND RETURN THE ATTACHED PAGES WITH YOUR
                    CHECK


NOTE: Before completing the attached subscription agreement, you should carefully and completely read the Company's Prospectus. In making your investment decision, you should rely only on the information in the Company's Prospectus and not on any other information.



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                   ACCREDITED INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                             FANZ ENTERPRISES, INC.

         I/we hereby irrevocably tender this Agreement for the purchase of _________ Shares (25 SHARES MINIMUM) at $10.00 per Share. With this Agreement, I/we tender payment in the amount of $_______ ($10.00 per Share; $250.00 MINIMUM INVESTMENT) for the Shares subscribed.

         In connection with this investment in the Company, I/we represent and warrant as follows:

a. Prior to tendering payment for the Shares, I/we received the Company's Prospectus dated ___________, 2001.

b.       I am/we are bona fide resident(s) of
         __________________________________,_________________________.
                        (State)                     (Country)

c. I/we HAVE / DO NOT HAVE (please circle one) either (i) an individual income of $200,000 or more in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and reasonably expect to reach the same income level in the current year OR (ii) an individual net worth or joint net worth with my spouse at the time of subscription of $1,000,000.(1)

Representations (MUST initial all categories):

____ (A) I am an "Accredited Investor" as defined in Rule 501 of Regulation D and meet AT LEAST one of the economic standards set forth in Paragraph (c) above.

____ (B) I am purchasing the shares for my own account.

____ (C) I have received a copy of the Company's Prospectus.

____ (D) I understand that the shares being purchased are not liquid.


Form/Type of Ownership for Shares Being Purchased ( MUST check one):


___ Individual            ___ Minor with adult             ___ Tenants-in-Common
___ Existing Partnership      custodian under the          ___ Joint Tenants
___ Corporation               Uniform Gift To Minors Act   ___ Trust


For the person(s) who will be registered shareholder(s) (MUST FULLY COMPLETE):

Name of shareholder as you would like it to appear on stock certificate:_______________________________

Name(s): __________________________________    Telephone:_______________________

Street Address:____________________________    Social Security or
                                               Taxpayer ID No.:_________________

City:______________ State: ______ Zip:_____    Date of Birth:___________________





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(1) The state securities agencies of Alabama, New Jersey and Virginia have restricted the sale of these securities only residents of these states who meet the requirements of an accredited investor as defined in Rule 501 of Regulation D promulgated by the U.S. Securities and Exchange Commission. If you do not meet the income / net worth requirements in section (c) above, you may NOT purchase Shares at this time.




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Signature: ___________________________________  Date:_______________________



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ACCEPTED BY:  FANZ ENTERPRISES, INC.

By:____________________________  Title:________________________ Date:___________

Method of Payment: _____________________ Item No.: ___________________

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